                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       --------

                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

                                       --------

Date of Report (Date of earliest event reported):  February 27, 1998
                                                   -----------------

                                  Media Logic, Inc.
                                  -----------------
                (Exact name of registrant as specified in its charter)

            Delaware                  1-9605               04-2772354
            ---------------         -----------        ------------------
            (State or other         (Commission        (IRS Employer
            jurisdiction of         File Number)       Identification No.)
            incorporation)

                                   310 South Street
                                   Plainville, MA  02762
                 (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (508) 695-2006
                                                            --------------

                               Exhibit Index on page 3.

Item 5.   Other Events.

          On February 27, 1998, the Registrant publicly disseminated a press release announcing the appointment, effective immediately, of Gregory Scorziello as the Registrant's President and Chief Executive Officer. The information contained in the press release is incorporated herein by reference and filed as
Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

99.1     The Registrant's Press Release dated February 27, 1998.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MEDIA LOGIC, INC.
                                   -------------------
                                   (Registrant)

Date: March 2, 1998                /s/ Paul M. O'Brien
                                   -------------------
                                   Paul M. O'Brien
                                   Vice President and
                                   Chief Financial Officer

                                    EXHIBIT INDEX

Exhibit                                                          Sequential
Number              Description                                  Page Number
-------             -----------                                  -----------
99.1                The Registrant's Press Release                     4
                    dated February 27, 1998